                                                                    EXHIBIT 10.7

                          EYE CARE INTERNATIONAL, INC.
                             DISCOUNT VISION PROGRAM
                                 ENROLLMENT FORM

_____ YES, I WOULD LIKE THE FAMILY VISION BENEFIT

To activate your membership, complete this form and return it, along with your payment, to:

                                     Eye Care International, Inc.
                                     1511 North Westshore Boulevard, Suite 925
                                     Tampa, FL 33607

--------------------------------------------------------------------------------
Please enroll me in the ECI Vision Program for:

         Employees:        1 year $28          2 years $42         3 years $52
                    ------              ------              ------

         Retirees:         1 year $18          2 years $27         3 years $33
                    ------              ------              ------
         (All minor grandchildren are automatically included under your Plan.)
                  Grandchild's Name & Address:

                 --------------------------------------------------------------

                  Grandchild's Name & Address:

                 --------------------------------------------------------------

                  Grandchild's Name & Address:

                 --------------------------------------------------------------

                  Grandchild's Name & Address:

                 --------------------------------------------------------------

                  Grandchild's Name & Address:

                 --------------------------------------------------------------

ADDITIONAL CARDS ARE AVAILABLE FOR $3.50 EACH.

         Name & Address of Person to receive extra card:

                 --------------------------------------------------------------

         Name & Address of Person to receive extra card:

                 --------------------------------------------------------------


-------------------------------------------------------------------------------
NAME (Please print)

                                                   (      )
---------------------------------------------      ----------------------------
SOCIAL SECURITY NUMBER                             TELEPHONE NUMBER

-------------------------------------------------------------------------------
ADDRESS

-------------------------------------------------------------------------------
CITY                                    STATE                      ZIP

       Check, Money Order Enclosed
----

       Visa             MasterCard      Credit Card No.
-----             ----                               --------------------------

Exp. Date                          Signature
           -----------------------          -----------------------------------

For your convenience, your membership will be renewed on your anniversary date and automatically charged to the above credit card or automatically billed to you, if you are paying by check. If you move or wish to use a different credit card, please complete and return to us your customer service/change of information form.